UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 28, 2022 (July 22, 2022)

LEAD EDGE GROWTH OPPORTUNITIES, LTD

(Exact name of registrant as specified in its charter)

Cayman Islands	001-40270	98-1573983
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

96 Spring Street, 5th Floor New York, New York	10012
(Address of principal executive offices)	(Zip Code)

(212) 984-2421
Registrant’s telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A Ordinary Share, $0.0001 par value, and one-fourth of one redeemable Warrant	LEGAU	Nasdaq Capital Market

Class A Ordinary Shares included as part of the units	LEGA	Nasdaq Capital Market

Warrants included as part of the Units, each whole Warrant exercisable for one Class A Ordinary Share at an exercise price of $11.50	LEGAW	Nasdaq Capital Market

☒	Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On July 22, 2022, Nasdaq Listing Qualifications Department (“Nasdaq”) notified Lead Edge Growth Opportunities, Ltd (the “Company”) that the Company no longer complies with Nasdaq’s independent director requirements as set forth in Listing Rule 5605. The staff of Nasdaq (the “Staff”) determined that the Company’s non-compliance was due to the resignation of Ms. Margaret C. Whitman from the Company’s Board of Directors (the “Board”) as of July 15, 2022. The Staff determined that it is necessary and appropriate for the protection of the investors to disclose potential delisting proceedings due to non-compliance.

Pursuant to Listing Rule 5605(b)(1)(A), the Staff has provided the Company a cure period in order to regain compliance as follows: (a) until the earlier of the Company’s next annual shareholders’ meeting or July 15, 2023; or (b) if the next annual shareholders’ meeting is held before January 11, 2023, then the Company must evidence compliance no later than January 11, 2023 (the “Cure Period”). The Company must submit to Nasdaq documentation, including biographies of any new directors, evidencing compliance with the rules no later than this date. In the event the Company does not regain compliance by this date, Nasdaq rules require Staff to provide written notification to the Company that its securities will be delisted.

The Company intends to submit required documentation to Nasdaq within the Cure Period to regain compliance with the Independent Director requirements under the Nasdaq Listing Rules.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 28, 2022

LEAD EDGE GROWTH OPPORTUNITIES, LTD

By:	/s/ Nimay Mehta
Name:	Nimay Mehta
Title:	Chief Financial Officer

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